As filed with the Securities and Exchange Commission on April 26, 2016
 1933 Act Registration Number – 333-176060
1940 Act Registration Number – 811-05617

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
Post-Effective Amendment No. 9
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
Amendment No. 10

Shelton Greater China Fund
(Exact Name of Registrant as Specified in Charter)

1050 17th Street, Suite 1710
Denver, CO 80265
(Address of Principal Office)

Telephone Number: (415) 398-2727
Stephen C. Rogers
1050 17th Street, Suite 1710
Denver, CO 80265
(Name and Address of Agent for Service)

With copy to:
Timothy S. Johnson
Reed Smith LLP
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Telephone Number: (412) 288-1484

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485(b)
[X]	on May 1, 2016 pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485(a)(1)
[ ]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on _________ pursuant to Rule 485(a)

Prospectus

May 1, 2016

Shelton Greater China Fund

Ticker Symbol: SGCFX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity or the Federal Deposit Insurance Corporation (FDIC).

Table of Contents

Shelton Greater China Fund Summary	3
Investment Objectives, Strategies and Risk	3
Management and Organization	6
Non-Principal Risks	7
How to Buy Shares	9
How to Sell Shares	10
Other Policies	11
Dividends & Taxes	12
Privacy Statement	12
Financial Highlights	13

2

Investment Objective
Shelton Greater China Fund’s (the "Fund") investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

Shareholder Fees (fee paid directly from your investment)
Redemption or exchange fees (as a percentage of amount redeemed, for shares that are held 90 days or less from the date of purchase)	2.00%
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	none
Other expenses	1.35%
Total annual operating expenses	2.60%
Fee Waiver and/or Expense Reimbursement*	(0.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.98%

*
The Fund’s investment manager has voluntarily agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding extraordinary expenses) exceed 1.98% until May 1, 2017. This agreement can only be terminated with the approval of the board of trustees.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$201	$750	$1,325	$2,888

Portfolio Turnover The Fund pays transaction costs, such as commissions and transfer taxes on foreign securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies The Fund’s objective is long-term capital appreciation by investing primarily in companies that (i) are domiciled in, or traded on exchanges located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People's Republic of China or (ii) have derived or are expected to derive in the company's current fiscal year (measured as of the time of original investment) a significant portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China. A company meeting the requirements of either items (i) or (ii) of the previous sentence is defined as a "Greater China company." Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets in the common and preferred stocks of Greater China companies. Net assets would typically include borrowings for investment purposes; however, the Fund has no present intent to borrow. A company is considered to be domiciled in, or traded on exchanges located in a country if it (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country, or (iii) has the primary trading markets for its securities in that country, or (iv) is controlled by a governmental entity or agency, instrumentality or a political subdivision of that country.

The Fund’s investments are selected from the Greater China region by the Advisor using quantitative and qualitative analysis. Quantitative analysis refers to a purely numerical review of operating performance and characteristics related to an investment’s attractiveness, while qualitative analysis refers to the Advisor’s exercise of judgment when evaluating the future prospects of a country, sector, industry or company. The Fund’s relative exposure to countries within the Greater China region, sectors and industries are based on the Advisor’s analysis of both macro-economic trends and government policy. Though China has opened its markets and embraced many capitalist ideas to achieve its remarkable economic growth over the last several decades, it remains a communist country, amplifying the impact of current and future government policy. The current state and trends in economic data and government policy will be used in an effort to identify sectors and industries most likely to be positively or negatively affected.

To evaluate specific equities, the Advisor employs both qualitative and quantitative fundamental analysis designed to evaluate the company’s financial condition and relative industry position. The fundamental criteria used to evaluate financial condition of specific equities may include, but are not limited to, revenue, earnings, operating margins, brand strength, dividend yield, strength of balance sheet, and valuation metrics including price to book, price to sales, price to earnings, price to cash flow and price/earnings to growth ratio. These criteria may be evaluated based on the data history, forecast and trends over time. The Advisor may also consider tenure and strength of the management team, geographic and industry sources of revenues, and comparative data allowing ranking of investments relative to their competitors.

The Advisor seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objectives. The Fund’s managers generally will consider selling equity securities from the Fund’s portfolio when the Advisor believes that such securities are no longer consistent with the Fund’s investment objectives or desired valuation metrics, other securities appear to offer more compelling opportunities, to meet redemption requests and in other circumstances that the managers deem consistent with the Fund’s investment objectives.

3

Principal Risks The Fund’s principal risks include:

Emerging Markets. The countries of the Greater China region are considered to be emerging market countries. Investment in these markets involves certain risk that are unlike investments in developed markets like the United States, or Western Europe.

Equity Risk. The Fund’s shares will be sensitive to the fluctuation of the stock prices for companies in which it invests. The value of equity investments tends to rise and fall more rapidly than other investments such as fixed income and money market instruments and the net result would be more volatility.

Greater China Market Risk. The securities markets of the Greater China region are not as large as the U.S. securities markets and have substantially less trading volume, which may result in a lack of liquidity and high price volatility relative to the U.S. securities markets.

Reporting Standards Risk. Accounting, auditing and financial reporting standards and requirements in the securities markets of the Greater China region differ, in some cases significantly, from those applicable to U.S. issuers.

Political, Social and Economic Risk. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Currency Risk. There is also currency risk which is the chance that returns will be hurt by a rise in the value of one currency against the value of another.

Recent Events Risk. Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty.

Management Risk. The chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

Investment Results The bar chart and performance table below show the variability of the Fund’s performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Additionally, as of October 10, 2011, the Fund was converted from a closed-end fund to an open-end fund. Therefore, the Fund’s performance for periods prior to October 10, 2011 may not be representative of performance for future periods. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-800-995-9988.

Best Quarter: 26.02% (Q2, 2009) Worst Quarter: -27.15% (Q4, 2008) Year-to-date performance as of 3/31/16: -3.19% Date of inception: May 12, 1989

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Average Annual Return (for the period ended 12/31/15)
Shelton Greater China Fund	1 year	5 years	10 years
Return Before Taxes	(7.05)%	(1.85)%	2.25%
Return After Taxes on Distributions	(7.79)%	(2.38)%	1.98%
Return After Taxes on Distributions and Sale of Fund Shares	(3.97)%	(1.62)%	1.63%
MSCI Golden Dragon Index (net of foreign withholding taxes)	(7.43)%	1.16%	6.79%

The Fund’s investment objective and investment advisor were changed on June 11, 2011. See the Fund’s 2015 Annual Report for more information about the change in the investment objective and benchmark. Therefore, performance prior to the change may not be representative of returns for future periods.

Investment Advisor Shelton Capital Management, (the “Advisor”), serves as the investment advisor for the Fund.

Portfolio Manager Mr. William Mock has served as Portfolio Manager since October 1, 2012.
4

Purchase and Sale of Fund Shares The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$500	$100
All Other Accounts	$1,000	$100

You may redeem all or a portion of your shares on any business day that the Fund is open for business by mail, telephone or our website www.sheltoncap.com. You may receive the redemption by wire, electronic funds transfer or check.

Taxes Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. If you invest through a retirement plan such as an IRA or other tax-deferred account, the earnings on that account may be tax-deferred.

Payments to Broker-Dealers and other Financial Intermediaries If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Strategies and Related Risks The Fund’s investment objective is long-term capital appreciation by investing primarily in companies that (i) are domiciled in, or traded on exchanges located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People's Republic of China or (ii) have derived or are expected to derive in the company's current fiscal year (measured as of the time of the original investment) a significant portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China. A company meeting the requirements of either items (i) or (ii) of the previous sentence is defined as a “Greater China Company.”

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets in the common and preferred stocks of Greater China Companies. Net Assets would typically include borrowings for investment purposes; however, the Fund has no present intent to borrow.

A company is considered to be domiciled in, or trade on exchanges located in a country if it (i) is organized under the laws of that country, or (ii)derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country, or (iii) has the primary trading markets for its securities in that country, or (iv) is controlled by a government entity or agency, instrumentality or a political subdivision of that country.

Generally, the Advisor chooses securities for the Fund that it believes will appreciate over the long-term, and will use both quantitative and fundamental analysis to identify a company’s suitability for inclusion in the portfolio. As part of its analysis, the Advisor looks at various factors and will conduct both internal and external research.

Principal Risks
Emerging Markets Risk: The countries of the Greater China region are considered to be emerging market countries. Investment in these markets involves certain risks that are unlike investments in developed markets like the United States or Western Europe and include, but are not limited to: (i) fluctuations in foreign exchange rates; (ii) foreign financial, economic, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls and other foreign governmental laws and restrictions, including expropriation; (v) lower trading volume; (vi) different trading and settlement practices; (vii) much greater price volatility and illiquidity; (viii) less governmental supervision; (ix) changes in currency rates; (x) high and volatile inflation rates; (xi) fluctuating interest rates; (xii) less publicly available information; (xiii) different accounting, auditing and financial recordkeeping standards and requirements; (xiv) confiscatory taxation; and (xv) increased costs associated with and difficulty in obtaining or enforcing a court judgment.

Equity Risk: The Fund’s shares will be sensitive to the fluctuation of the stock prices for companies in which it invests. The value of equity investments tends to rise and fall more rapidly than other investments such as fixed income and money market instruments and the net result would be more volatility. Additionally, because the Fund’s strategy is to invest a significant portion of its net assets in the common stocks of Greater China companies, there is a risk that an issuer that is treated as an eligible portfolio company because it is expected to derive a significant portion of its revenues from exports to or operations in mainland China may not actually derive a significant portion of its revenues from Chinese exports or operations. As a result, the Fund’s portfolio may not be as closely linked to the Chinese economy.

Market Risk: The securities markets of the Greater China region are not as large as the U.S. securities markets and have substantially less trading volume, which may result in a lack of liquidity and high price volatility relative to the U.S. securities markets. There also may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors (including investment funds and other institutional investors), particularly in the Chinese securities markets. As a consequence, the performance of a single company or a small group of companies could have a much greater impact on the securities markets of the Greater China region than they would have on the U.S. securities market, which can result in higher price volatility in such foreign securities markets. In addition to their smaller size and lesser liquidity, the securities markets of the Greater China region are less developed than U.S. securities markets. Regulatory standards are, in many respects, less stringent than U.S. standards. There generally is less government supervision and regulation of exchanges, brokers and issuers in the securities markets of the Greater China region than there is in the United States. Furthermore, there is a lower level of monitoring and oversight of the markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants’ anticipation of our investment decisions, by insider trading (trading by persons with material non-public information) and by securities transactions by brokers in anticipation of our transactions in particular securities. Some of these practices would generally be considered unlawful if conducted in the U.S. securities markets.

5

Reporting Standards Risk: Accounting, auditing and financial reporting standards and requirements in the securities markets of the Greater China region differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

Political, Social and Economic Risk: Investments in the Greater China region involve certain risks and special considerations not typically associated with investments in the United States, such as greater government control over the economy, political and legal uncertainty and the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. The value of the Fund’s assets may be adversely affected by these political, economic, social and religious instabilities, as well as inadequate investor protection, changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region), international relations with other nations, natural disasters, medical emergencies, corruption and military activity. The Greater China region, and particularly China, may be adversely affected by political, military, economic and other factors related to North Korea. In addition China's border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many countries in the Greater China region differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain countries in the Greater China region are highly dependent upon and may be affected by developments in the United States, Europe and other economies in the Greater China region.

Currency Risk: There is the risk that the value of one or more of the foreign currencies in which the Fund's investments are denominated (these are anticipated to be: the US dollar, the Renminbi, the Hong Kong dollar, the New Taiwan dollar and the Singapore dollar) will increase or decrease against the value of the U.S. dollar, which will affect the value of the Fund’s share price. The value of a foreign investment may decline in U.S. dollar terms because of the changing value of a currency. This is referred to as that currency weakening against the U.S. dollar. While the Fund may hedge currency risks, the Advisor does not anticipate doing so at this time. Therefore, you should carefully consider the risk of currency devaluations and fluctuations and the effect these may have on the Fund in determining whether to invest in the Fund. Additionally, countries in the Greater China region may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls could impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Recent Events Risk: Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market, which has generally made it costlier for investors to insure against defaults on such debt. The regulation of these markets and the participants therein may change as a result of such conditions. The recent instability in the financial markets has led the U.S. government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Management Risk: The Fund is actively managed and could experience losses if the Advisor’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. There can be no guarantee that these techniques or the Advisor’s investment decisions will produce the desired results. Additionally legislative, regulatory or tax developments may affect the investment techniques available to the Advisor in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Management and Organization The investment advisor for the Fund is Shelton Capital Management, a California limited partnership, located at 1050 17th Street, Suite 1710, Denver, CO 80265. Shelton Capital Management has $1.464 billion of assets under management of which $1.038 billion are mutual fund assets as of March 31, 2016. Shelton Capital Management has been managing mutual funds since 1985. Shelton Capital Management is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the Fund, Shelton Capital Management receives a management fee from the Fund of 1.25%. For the fiscal year ended December 31, 2015, Shelton Capital Management received fees, net of reimbursement of $59,623.

Mr. William Mock has served as Portfolio Manager since October 1, 2012. He also serves as lead portfolio manager of the management team for fixed income funds, since 2010. He joined ETSpreads, LLC, (“ETSpreads”) an affiliated investment advisor of Shelton Capital Management, in 2007. He served as a portfolio manager and co-portfolio manager for Shelton Capital Management from 2001 to 2003, managing the fixed income funds. He left the firm in 2003 to work for TKI Capital Management, a convertible arbitrage hedge fund, where he served as head Trader until 2006. Prior to 2001, Mr. Mock gained investment and trading experience at Societe Generale and Citibank, N.A. Mr. Mock earned a BS in engineering from Kansas State University and an MBA with honors from the University of Chicago Booth School of Business.

6

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund’s semi-annual report for the six months ended June 30, 2015. The Fund's statement of additional information (“SAI”) provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities of the Fund.

Additional Non-Principal Investment Strategies and Related Risks There may be additional risks connected to investing in the Greater China region, as such investing may be done through non-U.S. trading markets and the use of depositary receipts. Such securities may trade in the form of depositary receipts, including American, European and global depositary receipts. Depositary receipts have risks similar to the securities that they represent but they may also involve higher expenses and sometimes can trade at a value that is different to the underlying security. In addition, depositary receipts may not pass through some shareholder rights (voting rights, for example) and may be less liquid than the underlying securities listed on an exchange. The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include, but are not limited to, repayment risk and interest rate risk. Repayment risk is the likelihood that the borrower of the loan or debt will not be able to make the payments. Interest rate risk is the chance that interest rates will decline and the Fund will produce less income. Many convertible securities issued by companies in the Greater China region are not rated by national securities rating agencies such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch, Inc., or, if they are rated, they may be rated below investment grade (“junk bonds”), which may have a greater risk of default. Investing in convertible securities denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. Convertible securities may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trading volume may also make it more difficult for the Fund to value such securities. The Fund may invest in futures and options in order to remain fully invested during periods where the Advisor feels it is more advantageous to enter into these contracts. The primary risk of investing in futures is the chance that futures contracts may not track a particular segment of the market, as designed. Futures usually involve substantial leverage which could result in a substantial gain or loss due to the amount of leverage involved. The Fund will hold liquid securities such as cash instruments or short-maturity debt securities at least equal to the value of the contract in order to minimize this risk. Lastly, markets on futures and options may become illiquid, reducing the Advisor's ability to quickly sell a position. The Fund may invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. Dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance. The prices of equity securities, particularly of those issued by companies in the Greater China region, can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Portfolio Turnover The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Fund needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some mutual funds, an annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions In drastic market conditions, the Advisor may sell all or some of the Fund’s securities and temporarily invest the Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. If this were to occur, the investment goals of the Fund may not be achieved.

Valuation Risk The securities held by the Fund will generally be valued using market quotations; however, when such quotations are not readily available or deemed unreliable, securities may be valued using "fair value" techniques as set forth in this prospectus under "How Fund Shares Are Priced." Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which the Fund could sell the affected portfolio security or result in a more accurate net asset value per share of the Fund.
7

Risks of Frequent Trading in Fund Shares Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

•	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or
•	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and
•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares The Fund has adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Fund generally defines a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund. The Fund seeks to eliminate such purchases and has taken steps that it deems to be reasonable to discourage such activity. The Fund’s frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in the Fund over certain periodic intervals and above certain dollar thresholds. The policies include reporting trading activity to the Fund’s Board of Trustees, communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Fund makes efforts to identify and restrict frequent trading that could impact the management of the Fund, it receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, it has certain rights listed and detailed later in this prospectus.

The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

Disclosure of Portfolio Holdings The Fund will make its portfolio holdings publicly available within 60 days from the end of each fiscal quarter. Shareholders will receive portfolio holdings information via the Fund's annual and semi-annual reports, which will be mailed to shareholders and posted on the Fund's web site. Additionally, a schedule of portfolio holdings will be filed with the SEC, which provides public viewing via EDGAR, in accordance with the then current rules governing Form N-Q filings. Portfolio holdings will be made available by the Fund’s administrator as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to ratings agencies. Shareholders may contact the Fund at (800) 955-9988 for a copy of this report. A more complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Opening an Account Shares of the Fund may be purchased directly or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Fund’s distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them. You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$500	$100
All other accounts	$1,000	$100

The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Fund not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

Buying and Selling Shares You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988. Keep in mind the following important policies:

•	The Fund may take up to seven business days to pay redemption proceeds.
•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
•	If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.
•	The Fund may refuse any purchase or exchange purchase transaction for any reason.
•	Each signature on a request for redemption or account change must be medallion signature guaranteed separately.
•	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

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How to Buy Shares Make your check payable to the name of the Fund and mail it with the application to the transfer agent of the Fund, Gemini Fund Services, LLC, at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Greater China Fund
c/o Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

You may also forward your check (and application, for new accounts) to the Fund's offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Fund's agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Fund's offices. The Fund's office is located at the following address:

Shelton Greater China Fund
1050 17th Street, Suite 1710
Denver, CO 80265

You also may buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Gemini Fund Services, LLC, the Fund’s transfer agent, which [may charge you a fee]. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

Purchasing by Exchange You may purchase shares in the Fund by exchanging shares from an account in one of our other funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

Wire Instructions For wiring money to your account, you can obtain specific instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. Please note a Fund and its Manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). You can wire federal funds from your bank or broker, which may charge you a fee.

Purchasing Additional Shares Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan Using the Fund’s AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Fund. The share price of the Fund is subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part. The Fund does not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced The Fund is open for business every day that the New York Stock Exchange (the "NYSE") is open. The Fund will calculate its net asset value each day that it is open for processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of the Fund is computed by adding the value of all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by its number of shares outstanding. Our Fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Fund may, but does not expect to, determine the net asset value on any other day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Board of Trustees, will make a good faith determination of a security’s “fair value” when market quotations are not readily available or deemed unreliable. The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by the Fund's transfer agent are executed at the net asset value next calculated. The share price of the Fund will vary over time as the value of its securities varies. Portfolio securities of the Fund that are listed on a securities exchange are valued at the last reported sale price. Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Pricing Committee, subject to the Board’s oversight and review, using consistently applied procedures established by the Board of Trustees. The effect of valuing securities held by the Fund at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used.

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Fair Value Pricing Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund. When such events occur after the close of regular trading on foreign or other exchanges, but before trading on the NYSE is closed (a “Significant Event”) the Fund must determine the “fair value” of the affected security or securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. Generally, fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale. Generally speaking, the procedure adopted by the Board of Trustees requires the valuation committee or pricing committee, to convene, consider all available information regarding the affected security or securities, and based upon “general valuation considerations” set out in the procedures, arrive at a fair value in light of all of these factors and considerations. To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund’s accounting service provider has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE. Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.

Performance Information All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of the Fund.

How to Sell Shares You may redeem all or a portion of your shares on any day that the Fund is open for business. Your shares will be redeemed at the net asset value next calculated, less any applicable redemption fee, after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that the Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this prospectus.

By Mail If you have not elected telephone redemption or transfer privileges, you must send a “medallion signature-guaranteed letter of instruction”. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold, (iii) your name, and (iv) your account number to the Fund’s offices. If you have additional questions, please contact us at (800) 955-9988. The Fund’s Transfer Agent requires that each individual’s signature appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. PST).

By Wire You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., PST). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three days after the sales of your securities. There is no fee for this service.

Online You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature.

By Telephone You must have this feature set up in advance on your account. Call the Fund at (800) 955-9988. Give the name of the Fund, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Fund to accept and act upon telephone, online, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Fund nor the Fund's agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone exchange or the online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

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Systematic Withdrawal Plan If you own shares of the Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988. The Fund does not send transaction confirmations to individuals participating in a systematic withdrawal option. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

Other Redemption Policies The Fund applies a redemption fee of 2% to shares purchased and held 90 days or less from the date of purchase. The Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Advisor, subject to the supervision of the Board of Trustees, reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Fund so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 because of redemptions. The Advisor may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000 minimum. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share price of the Fund will fluctuate and you may receive more or less than your original investment when you redeem your shares.

 The Fund and The Manager Reserve Certain Rights, Including the Following:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
•	To modify or terminate the exchange privilege on 60-days written notice.
•	To refuse any purchase or exchange purchase order.
•	To change or waive the Fund’s minimum investment amount.
•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund are restricted or halted, or otherwise as permitted by the SEC.
•	To withdraw or suspend any part of the offering made by this Prospectus.
•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies
Tax-Saving Retirement Plans We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Fund reserves the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports Shareholders of the Fund will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

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Consolidated Mailings & Householding Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one prospectus, annual report and semi-annual report to each home for all household investors. The Fund will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Fund at (800) 955-9988.

Electronic Delivery of Documents You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Dividends & Taxes Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment the Fund. As a shareholder, you are entitled to your share of the dividends the Fund earns. The Fund distributes substantially all of its dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Fund has paid during the previous year. After every distribution, the value of the Fund's shares drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Revenue Sharing The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Identity Verification Procedures Notice The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

Privacy Statement
Privacy Policy When you become a shareholder of Shelton Greater China Fund, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“Shareholder Information”). We consider your Shareholder Information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles

•	We do not sell client information.
•	We do not provide client information to persons or organizations outside the Shelton Greater China Fund who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.
•	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.

Information We May Collect We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.
•	From your transactions with our transfer agent, such as your transaction history, and account balance.
•	From electronic sources, such as our website or e-mails.

How We Use Information About You The Fund will only use information about you and any other accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.
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Use of E-Mail Address If you have requested information regarding the Fund’s products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered shareholders can subscribe to the following e-mail services:

•	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports online instead of by U.S. Mail.
•	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available on line to view, print or download.
•	Tax Form Alerts – Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from e-mails. We do not sell e-mail addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure We do not disclose any non-public personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder’s authorization. However, we may disclose Shareholder Information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information We restrict access to your Shareholder Information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard Shareholder Information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet. For shareholders with Internet access, Shelton Greater China Fund recommends that you do not provide your user name or password to anyone for any reason. In the event that you hold shares of one or more of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

Financial Highlights The financial highlights set forth in the table below are intended to help you understand the Fund’s performance for the past five fiscal years. The information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On October 10, 2011, the Fund was converted from a closed-end to an open-end fund. Therefore, the Fund’s performance for periods prior to October 10, 2011 may not be representative of performance for future periods. The information for the period ending December 31, 2015 was audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm. The information for the prior years was audited by other independent registered public accounting firms whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is incorporated by reference herein and is available upon request.
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	Year Ended December 31
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.55	$7.21	$7.12	$6.06	$8.05
Income from investment operations:
Net investment income (loss)(a)	0.05	0.08	0.03	0.08	(0.14)
Net gain (loss) on securities and translation of foreign currencies (both realized and unrealized)	(0.58)	0.36	0.28	0.98	(1.88)
Total from investment operations	(0.53)	0.44	0.31	1.06	(2.02)

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.22)	—	—

Capital stock transactions:
Share Tender Offer/Repurchase(a)	—	—	—	—	0.01
Paid in capital from redemption fee(a)	— (b)	— (b)	— (b)	— (b)	0.02
Total from capital stock transactions	—	—	—	—	0.03

Net asset value, end of year	$6.89	$7.55	$7.21	$7.12	$6.06

Total investment return (based on net asset value)	(7.05)%	6.19%	4.34%	17.49%	(24.72	)%(c)

Ratios and supplemental data
Net assets, end of year (in 000's)	$7,726	$10,332	$11,415	$17,370	$49,760
Ratio of expenses to average net assets
Before expense reimbursement	2.60%	2.69%	3.00%	2.17%	3.33	%(d)
After expense reimbursement	1.98%	1.98%	2.36%	1.72%	3.33	%(d)
Ratio of net investment income to average net assets
Before expense reimbursement	0.01%	0.33%	(0.22)%	0.71%	(1.88)%
After expense reimbursement	0.63%	1.04%	0.42%	1.16%	(1.88)%
Portfolio turnover	0%	5%	10%	81%	206	%(e)

(a)	Calculated based upon average shares outstanding.
(b)	Less than $0.01 per share.
(c)	2011 total investment return, calculated based upon the Fund’s operations as a closed-end fund for the period of January 1, 2011 to October 9, 2011 (investment return of (22.89%)) and upon the Fund’s operations as an open-end fund for the period of October 10, 2011 to December 31, 2011 (investment return of (2.10%)), would be close to (20.26%).
(d)	Ratio of extraordinary expenses to average net assets is 0.80%. Ratio of expenses to average net assets excluding impact of extraordinary fees is 2.53%.
(e)	Effective June 13, 2011, the Fund expanded its primary geographic scope from the Republic of China (“Taiwan”) to the Greater China regions (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China) and has subsequently increased trading in the Greater China region. Portfolio turnover is high during the transition period and is not an indicator of future turnover rate.
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To Learn More This prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports These are automatically mailed to all shareholders without charge. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. The financial statements included in the Fund's annual report are incorporated by reference into this prospectus, making it a legal part of the prospectus.

Statement of Additional Information This includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this prospectus, making it a legal part of the prospectus.

You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Fund's website at www.sheltoncap.com, or by emailing the Fund at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s public reference room, or by visiting the SEC’s internet site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

1050 17th Street
Suite 1710
Denver, CO 80265
www.sheltoncap.com
Investment Company Act File Number: 811-05617

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1050 17th St, Ste 1710
Denver, CO 80265

16

Shelton Greater China Fund
Ticker Symbol: SGCFX

1050 17th Street

Suite 1710

Denver, Colorado 80265

Statement of Additional Information – May 1, 2016

This statement of additional information relates to the Shelton Greater China Fund (the "Fund") of the SCM Trust (the "Trust").

The prospectus for the Fund dated May 1, 2016, as it may be amended from time to time (the "Prospectus"), provides the basic information you should know before investing in the Fund, and may be obtained without charge from the Fund at the above address. This statement of additional information is not a prospectus. It contains information in addition to, and in certain cases more detailed than, the information set forth in the Prospectus. This statement of additional information is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Table of Contents

Investment Objective And Policies Of The Fund	2
Description Of Investment Securities And Portfolio Techniques	3
Investment Restrictions	6
Disclosure Of Portfolio Holdings	7
Trustees And Officers	7
Investment Advisory And Other Services	9
Policies Regarding Broker-Dealers Used For Portfolio Transactions	11
Additional Information Regarding Purchases And Redemptions Of Fund Shares	12
Taxation	13
Miscellaneous Information	16
Financial Statements	16

About the Shelton Greater China Fund The SCM Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently consists of one fund, the Shelton Greater China Fund (the "Fund"), a diversified mutual fund. Shares of the Fund represent equal proportionate interests in the assets of the Fund, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares. The Fund is organized as a Massachusetts business trust. The Fund was operated as a closed-end management investment company under the name Taiwan Greater China Fund until October 10, 2011, at which time it was, with shareholder approval, converted into an open-end management investment company. The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for purposes such as electing trustees of the Trust (each a "Trustee" and collectively, the "Trustees"), changing fundamental policies, or approving a new investment management agreement.  If in the future the Trust adds funds, you will have equal rights as to voting and to vote separately by fund as to issues affecting only your fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, which means that the holders of more than 50% of the shares of the Trust voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their sole discretion or upon demand of the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Investment Objective and Policies of the Fund The following information supplements the Fund’s investment objective and basic policies as set forth in the Prospectus. Shelton Capital Management (the "Advisor”) is the investment advisor to the Fund and has the authority to manage the Fund in accordance with the investment objective, policies, and restrictions of the Fund and subject to general supervision of the Fund’s Board of Trustees (the "Board of Trustees"). The Advisor researches the fundamental characteristics of individual companies to understand the foundation of a company’s long-term growth, and to assess whether it is generally consistent with the Advisor’s expectations for the Greater China region’s economic evolution. The Advisor then evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help the Fund achieve its investment objectives. Portfolio holdings are adjusted in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuations (to both a company’s growth prospects and to other issuers), liquidity requirements and management malfeasance or other unethical conduct. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other equity-related instruments (including, for example, investment trusts and other financial instruments), convertible bonds and debentures, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts of issuers, with at least 80% of such equity securities being common and preferred stocks of companies that (i) are located in the Greater China area or (ii) have derived or are expected to derive during the company's current fiscal year (measured as of the time of the original investment) a significant potion (at least 50%) of its revenues by exporting to our importing from, trading with or operating in mainland China. A company meeting the requirements of either items (i) or (ii) of the previous sentence is defined as a "Greater China Company." The Fund may also invest in exchange traded funds ("ETFs"), futures contracts, options and options on futures contracts as a substitute for purchasing securities to gain exposure to sectors of the market, depository receipts and participation notes. To the extent that the security underlying such ETF, futures contract, option or option on futures contract is an equity security issued by a Greater China Company, the Fund will include such ETF, futures contract, option or option on futures contract for the purposes of determining compliance with the Fund's policy to invest at least 80% of its net assets in the common and preferred stocks of Greater China Companies. The Fund may invest up to 20% of its total assets in convertible and non-convertible bonds and other debt securities, including securities issued by government entities and their political subdivisions. Provided, however, that the Fund may only invest in non-convertible bonds that are rated, at the time of investment, BBB or higher by Standard & Poor’s Corporation (“S&P”) or Fitch, Inc. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. There is no objective standard against which the Advisor may evaluate the credit and other risks of unrated securities. The Advisor seeks to minimize the risks of investing in unrated securities through investment analysis and attention to current developments in interest rates and economic conditions. Securities rated lower than BBB by S&P or Fitch or Baa by Moody’s or of an equivalent credit quality by the Advisor are considered to have speculative characteristics and may be characterized as "junk bonds."

Description of Investment Securities and Portfolio Techniques The Fund may invest in securities of issuers of various sizes. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management and may lack depth of management. Smaller companies may have less certain growth prospects, and be more sensitive to changing economic conditions than larger, more established companies. The Fund may have more difficulty obtaining information about smaller portfolio companies, or valuing or disposing of their securities, than it would if it focused on larger, more well-known companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the markets in general, and can react differently to political, market and economic developments than more established companies. The Fund may also invest in securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”), which are also known as Global Depositary Receipts (“GDRs”). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which may be converted into an underlying foreign security. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or correspondent bank.  ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. The Fund may also invest in European Depositary Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. IDRs and GDRs are similar to ADRs, with the exception that they are usually bearer securities (meaning they entitle the holder to rights under the security merely by holding the security) for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the United States.  Most IDRs have been used to represent shares although some represent bonds, commercial paper and certificates of deposit.  Additionally, some IDRs may be convertible to ADRs, making them particularly useful for arbitrage between markets.

Lending Portfolio Securities
From time to time, the Fund may lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Fund to be equivalent to securities rated investment grade by S&P, Moody’s or Fitch. While the loan is outstanding, the Fund is required to maintain collateral at all times in an amount equal to at least 105% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from these securities. Any cash collateral received by the Fund is to be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund. The Fund retains all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and has the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans are terminable at any time by either the Fund or the borrower. The Fund may be required to pay administrative, finders’ and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the Fund’s disposition of the collateral. The Advisor will review and monitor the creditworthiness of such borrowers on an ongoing basis if it elects to lend securities of the Fund.

Futures Contracts
The Fund may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stock indices. Additionally, the Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. The Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while the Fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of the Fund's index futures positions with its other investments are discussed below.

Futures Margin Payments
Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into.  Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Advisor will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Fund does business.

Limitations on Futures Transactions
The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, which regulates trading in the futures markets. Pursuant to Rule 4.5 of the regulations promulgated under the Commodity Exchange Act, as amended, each Fund may use futures contracts for bona fide hedging purposes within the meaning of U.S. Commodities Futures Trading Commission ("CFTC") regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. The Advisor also intends to follow certain other limitations on the Fund's futures activities. Under normal conditions, the Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade. The above limitations on the Fund's investments in futures contracts, and the Fund’s policies regarding futures contracts discussed elsewhere in this statement of additional information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval. Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time. The Fund may purchase futures contracts in order to attempt to remain fully invested in equities. For example, if the Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. The Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days. When the Fund wishes to sell securities, it may sell index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Advisor anticipated a decline in common stock prices, at a time when the Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

Asset Coverage for Futures Positions
The Fund will comply with guidelines established by the Securities Exchange Commission (the "SEC") with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and/or other appropriate liquid assets (e.g., U.S. equities, U.S. Government securities or other high grade debt obligations) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes
As noted above, price changes of the Fund's futures positions may not be perfectly correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder the Fund in the achievement of its objective. Futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

Liquidity of Futures Contracts
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in futures can also be halted if trading in the underlying securities is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs) (also known as International Depository Receipts ("IDRs")
The Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs. Such investments may subject the Fund to significant investment risks that are different than domestic markets. Unsponsored ADRs, EDRs and GDRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as that for sponsored ADRs, EDRs and GDRs. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than the U.S. markets, and prices on some foreign securities can be highly volatile. In general ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs (also known as IDRs) in bearer form, may be denominated in other currencies and are designed for use in European markets and global markets, respectively. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may seem more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. Settlement of transaction in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s investments. In addition, the cost of foreign investing, including withholding taxes, brokerage commissions and custodial costs are generally higher than for U.S. investments. Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of the broker-dealer, which may result in substantial delays in settlement. It may also be more difficult to enforce legal rights in foreign countries. Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investments or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government sponsored enterprises. Investments in foreign countries also involve the risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate these potential events or counter their effects.

Options on Securities, Securities Indices and Currencies
The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. In an effort to minimize risks, the Fund usually will not use options for speculative purposes or as leverage. The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Secondary markets on an exchange may not exist or may be illiquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation (the “OCC”) to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s orders.

Securities of Other Investment Companies – Closed End Funds
The Fund may purchase closed-end funds that invest in foreign securities. Unlike open-end investment companies, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over the counter. Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis. Closed-end funds often sell at a discount to net asset value. Applicable provisions of the 1940 Act require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company’s total outstanding shares be deemed illiquid), or (ii) that Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, the Fund bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

Investment Restrictions Additional Fundamental Investment Policies
The Fund has adopted the following restrictions as additional fundamental policies of the Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The Fund may not:

a.	Hold 25% or more of its gross assets in any single industry.
b.	Purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result of such purchase (i) as to 75% of the total assets (taken at their then current value), more than 5% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer, (ii) as to the remaining 25% of the total assets (taken at their then current value), more than 10% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer (except that the Fund may invest up to 25% of its total assets in obligations of the Taiwan government or its agencies or instrumentalities), (iii) more than 10% of the outstanding equity securities of any issuer (at the time of purchase) would be beneficially held by the Fund or (iv) 25% or more of the Fund’s assets (taken at their then current value) would be invested in a single industry.
c.	Purchase any security on margin, except such short-term credits as are necessary for the clearance of purchases or sales of securities.
d.	Effect a short sale of any security, except in connection with an underwriting in which the Fund is a participant.
e.	Issue senior securities, except that the Fund may invest in currency forward contracts to hedge against currency fluctuations if Taiwan law is changed to so permit.
f.	Borrow money within Taiwan, however, subject to the provisions of the 1940 Act, the Fund may borrow from financial institutions outside Taiwan for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings).
g.	Make loans to other persons (other than bank deposits or by investment in debt securities or entry into repurchase agreements), except that the Fund may lend its securities to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statutes, rules or regulations may be amended or interpreted from time to time.
h.	Invest (i) in securities of Taiwan issuers the issuance of which has not been approved by or registered with the Taiwan SEC for offering to the public or (ii) in unregistered securities of U.S. issuers that must be registered before being publicly offered under the U.S. Securities Act of 1933, as amended.
i.	Buy or sell real estate or real estate mortgage loans.
j.	Apply the assets of the Fund to purchase beneficial certificates issued by the former manager in other funds managed by the former manager.
k.	Underwrite the issue or sale of any securities.
l.	Invest in securities issued by any person (except the Taiwan government) who beneficially owns more than 5% of, or takes any significant active role in the management of, the Fund’s investment advisor.

Non-Fundamental Investment Policies
In addition, the Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. The Fund may not:

•	Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the “NYSE”) or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.
•	Enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of the Fund's total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

•	The Fund will not purchase securities from or sell to the Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Fund, one or more of the Fund’s officers, the Trustees and the Advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and the Trustees together own beneficially more than 5% of such securities.
•	Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Disclosure of Portfolio Holdings In accordance with the Fund’s policies and procedures, the Fund’s transfer agent and fund accountant, Gemini Fund Services, LLC (the “Transfer Agent”) is responsible for dissemination of information about the Fund’s portfolio holdings. Only an officer of the Fund may authorize the Transfer Agent to disclose portfolio holdings information. The Fund, together with the Transfer Agent and the Advisor (together, the “Service Providers”), may only disclose information concerning securities held in the Fund’s portfolios under the following circumstances:

•	Approximately 60 days following the end of each month, calendar quarter and fiscal quarter, each Fund’s full portfolio holdings will be made publicly available by the following means:
a.	The Fund shall send shareholders portfolio holdings in the Fund's annual and semi-annual reports, which are mailed to shareholders and posted on the Fund's website in accordance with the SEC guidelines. Additionally, quarterly reports are filed with the SEC.
b.	The Transfer Agent shall send portfolio holding to nationally-recognized rating agencies via electronic transmission at least annually.
•	The Fund or a Service Provider may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include: disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.
•	As required by the federal securities laws, including the 1940 Act, the Fund will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Fund’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a Service Provider or any affiliate in connection with disclosure of such information. The Board of Trustees will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

Trustees and Officers The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board of Trustees appoints the officers of the Fund who are responsible for the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed in the following chart.

Interested Trustee and Officers and their Qualifications The Interested Trustee and Officers and their qualifications are noted in the following table. The Board of Trustees believes that the Interested Trustee's and each Officer's experience, qualifications, attributes or skills lead to the conclusion that the Interested Trustee and each Officer should serve in their respective capacity. Among other attributes common to the Interested Trustee and each of the Officers are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all Fund shareholders. The Interested Trustee's and each of the Officer's ability to perform their respective duties effectively may have been attained through their educational background or professional training; business experience, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills considered for the Interested Trustee and Officers that support the conclusion that each person is qualified to serve in their respective capacity.

Name and Address	Year of Birth	Position and Offices with the Trust	Principal Occupation during the Past Five Years	Other Public Company or Investment Company Directorships	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 1050 17th Street, Suite 1710 Denver, CO 80265	1966	Trustee, since 2011	Director, Microbiz AM, LLC, April 2015 to present; President & CEO, Microbiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to present.	ETSpreads Trust Shelton Funds	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro 1050 17th Street, Suite 1710 Denver, CO 80265	1969	Trustee, since 2011	Partner, Duane Morris LLP (law firm), 2003 to present.	ETSpreads Trust Shelton Funds	Service on boards for nonprofit organizations. J.D.
Marco L. Quazzo 1050 17th Street, Suite 1710 Denver, CO 80265	1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, 2015 to present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to 2015.	Shelton Funds	Experience in commercial litigation, real estate litigation and trial practice. J.D.
Interested Trustee[1]
Stephen C. Rogers 1050 17th Street, Suite 1710 Denver, CO 80265	1966	Chairman of the Board & Trustee since 2011	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust Shelton Funds
Officers
Teresa Axelson 1050 17th Street, Suite 1710 Denver, CO 80265	1947	Chief Compliance Officer, since 2011; Secretary, since 2012
Chief Compliance Officer, Shelton Capital Management, 2011 to present; Consultant, 2011; Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc. and its mutual fund family, 1968 - 2010.
				N/A
William P. Mock 1050 17th Street, Suite 1710 Denver, CO 80265	1966	Treasurer, since 2011	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present.	N/A

[1]	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor and administrator of the Fund.

The Board met four times during the fiscal year ended December 31, 2015. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

Board Leadership Structure and Standing Board Committees
Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 2011. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the Funds' Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a fund. The board has also established several committees, as described below. The Audit Committee is comprised solely of Independent Trustees. The board has no lead Independent Trustee. The board believes that the current leadership structure, with Independent Trustees filling all but one position on the board is appropriate and allows for independent oversight of the Funds.

Audit Committee: The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended December 31, 2015, there were two meetings of the Audit Committee.

Pricing Committee: The Board has a Pricing Committee, comprised of the Independent Trustees of the Trust, certain officers of the Trust and of the Manager, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. The Pricing Committee may take action if at least two members of the Pricing Committee meet in person or via telephone or be electronic exchange. During the fiscal year ended December 31, 2015, there were 14 meetings of the Pricing Committee.

Risk Oversight by the Board
As previously disclosed, the board oversees the management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the funds. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

As shown in the following table, the Fund pays the fees of the Trustees who are not affiliated with the Advisor, which are currently $520.83 per Trustee per quarter. The table provides information regarding the Fund as of December 31, 2015.

Name/Position	Aggregate Fund Group compensation	Pension or Estimated Retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers1 Chairman of the Board & Trustee	None	None	None	None
Kevin T. Kogler Trustee	$2,083	None	None	$25,000
Stephen H. Sutro Trustee	2,083	None	None	25,000
Marco L. Quazzo Trustee	2,083	None	None	25,000

Dollar Range of equity holdings in the Fund as of December 31, 2015:

Kevin T. Kogler	$1 - $10,000
Stephen H. Sutro	None
Marco Quazzo	None

Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex:

Shelton Funds
Stephen C. Rogers	Above $100,000
Marco Quazzo	None
Kevin T. Kogler	Above $100,000
Stephen H. Sutro	None

Investment Advisory and Other Services Shelton Capital Management, a California Limited Partnership, is the investment advisor to the Fund pursuant to the Management Agreement dated May 27, 2011 and effective as of June 12, 2011, between the Fund and the Advisor (the “Advisory Agreement”). The Advisor is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Incorporated (a subchapter S corporation), which in turn is controlled by a private family trust of which Mr. Stephen C. Rogers is a co-trustee. Shelton Capital Management manages $1.464 billion in assets as of March 31, 2016. The assets under management are comprised of $1.038 billion in mutual fund assets and $426 million in private client assets. Shelton Capital Management has been managing mutual funds since 1985. Pursuant to the Advisory Agreement, the Advisor is required to provide investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Advisor renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Fund expenses not assumed by the Advisor, including, but not limited to, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, any sub-custodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to Fund shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Fund shareholder’s and other meetings.

The following table reflects the allocation of the investment advisory fees paid during the last two fiscal years:

Fiscal Year Ended	Total Advisory Fee Paid for Fiscal Year	Reimbursement to Fund by Shelton Capital Management under Expense Undertaking	Net Advisory Fee Paid to Shelton Capital Management
12/31/2015	$117,993	$58,370	$59,623
12/31/2014	132,198	74,912	57,286

The Advisory Agreement is currently in effect until March 31, 2017, and will be in effect thereafter only if it is renewed for successive periods not exceeding one year by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Advisory Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement may be terminated without penalty at any time by the Fund (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) with 60 day’s written notice. The Advisory Agreement may also be terminated by the Advisor on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Administrative Services
Pursuant to the Fund Administration Servicing Agreement, Shelton Capital Management also serves as the Fund’s Administrator (in such capacity, the "Administrator"). The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Fund, 0.08% on the next $500 million in combined assets of the Fund, and 0.06% on the Fund for assets over $1 billion.

Portfolio Manager
The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. William Mock, managed as of December 31, 2015:

William P. Mock
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	$7,725,765	-	-
Other Registered Investment Companies	4	194,072,759	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	-	-	-	-

Potential Conflicts
Individual portfolio managers may manage multiple funds. The Advisor manages potential conflicts between fund through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. The Advisor has developed trade allocation systems and controls to help ensure that no one fund, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership
As of December 31, 2015, Mr. Mock held between $1 - $10,000 in the Fund.

Compensation of Portfolio Manager
The compensation of the Fund's portfolio manager, includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the performance of each individual to increase corporate value in order to fulfill the expectations of stockholders of the Advisor. The Advisor does not have any “incentive compensation” or “deferred compensation” programs specifically designed for the Portfolio Manager. Compensation is not linked to the distribution of Fund shares or to the performance of any specific account or Fund. The Portfolio Manager may also participate in equity ownership of the Advisor. Each element of compensation is detailed below:

Base Salary. The Portfolio Manager is paid a fixed base salary that is intended to be competitive in light of the Portfolio Manager's experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Employee Benefit Program. The Portfolio Manager participates in benefit plans and programs available generally to all employees, which includes various insurance coverage and retirement programs, including a defined contribution pension plan.

The above information regarding compensation of the Portfolio Manager is current as of March 31, 2016.

Code of Ethics
The Fund, the Advisor and the Distributor have adopted a joint code of ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and in the case of the advisor, Rule 204A-1 under the Investment Advisers Act of 1940, as amended) (the "Codes of Ethics"). The Codes of Ethics establish policies and procedures for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures
The Board of Trustees has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with Glass Lewis and intends to apply Glass Lewis’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund. The Advisor recognizes that an investment advisor is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Advisor, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually. The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research performed by Glass Lewis without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 is available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http://www.sec.gov.

Principal Underwriter
RFS Partners, a California limited partnership, is the principal underwriter of the Fund's shares under an underwriting agreement with the Fund, pursuant to which RFS Partners agrees to act as the Fund's distribution agent. The Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Advisor. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of the Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, the Advisor may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Fund.

Other Services
Gemini Fund Services, LLC acts as the shareholder servicing agent for the Fund and acts as the Fund’s transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping. US Bank (the “Custodian”) acts as custodian of the securities and other assets of the Fund. US Bank assumed custodianship of the Fund effective July 17, 2013 upon resignation of Brown Brothers Harriman as custodian to the Fund. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account for the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Board of Trustees concerning the Fund’s operations. Effective as of June 15, 2011 KPMG LLP was dismissed as the Fund's independent registered public accounting firm and as of June 20, 2011 Tait, Weller & Baker, LLP (the "Auditor"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund. The Auditor will provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditor will also audit the books of the Fund once each year. The validity of shares of beneficial interest offered hereby has been passed on by Reed Smith, 225 Fifth Avenue, Pittsburgh, PA 15222.

Policies Regarding Broker-Dealers used for Portfolio Transactions Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of commission rates and prices are made by the Advisor, whose policy is to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Fund are affected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees.  Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price. The Advisor does not currently utilize soft dollar arrangements, but may do so in the future. In order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Advisor believes are important to best execution, the Advisor may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Advisor has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). If the Advisor uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Advisor takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Advisor will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Advisor uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Fund where the total cost is, in the Advisor’s opinion, reasonable, but not necessarily the lowest total cost available. In selecting broker-dealers and in negotiating commissions, the Advisor generally considers, among other things, the Broker's reliability, the quality of its execution services on a continuing basis, the financial condition of the Broker, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value. The Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Advisor believes that such services were bona fide and rendered for the benefit of its clients. For the fiscal years ended December 31, 2015, 2014, 2013 and 2012, respectively, commissions paid were $1,952; $6,343; $19,047; and $204,191, respectively. The commissions paid during the fiscal years 2012 and 2011 were higher than prior years due to a number of factors. These factors included (i) the change in portfolio management, (ii) the investment objective and investment focus of the Fund was changed from that of the Republic of China (Taiwan) to the Greater China region resulting in a significant restructuring of the portfolio to meet the investment objective causing a larger than normal repositioning of the securities held, and (iii) during the period of restructuring, the markets were extremely volatile causing the management team to continually adjust the portfolio securities held to meet the objective. All of these factors taken in total resulted in higher than normal brokerage commissions being paid. The Advisor does not currently use soft dollars but may do so in the future with respect to the Fund at its discretion, subject to oversight by the Board of Trustees.

Additional Information Regarding Purchases and Redemptions of Fund Shares Purchase Orders The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Transfer Agent. Once shares of the Fund are purchased, dividends, if any, will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time. Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. PST) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting
All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Transfer Agent. Share certificates will not be issued for the Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's board of directors will be required. Other evidence of corporate status or the authority of account signatories may be required. The Fund reserves the right to reject any order for the purchase of shares of the Fund, in whole or in part. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

Shareholder Redemptions
All requests for redemption and all share assignments should be sent to the Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130, or, for telephone redemptions, by calling the Fund at (800) 955-9988. For online redemptions, visit the Fund's website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in proper form, including all share certificates, if any, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. As described below, the Fund may elect to make certain redemptions in kind. Any redemption for shares held 90 days or less from the date of purchase will be subject to a 2% redemption fee. The amount received upon redemption may be more or less than the shareholder's original investment.

The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the NYSE is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilize is restricted or an emergency exists, as determined by the appropriate regulatory body, so that disposal of the Fund's investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this statement of additional information, the Trust understands that the NYSE is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Fund have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

In an effort to discourage market timing, the Trust has adopted certain controls and procedures, including policies regarding the use of the "exchange privilege" (as described in the Prospectus). In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The exchange privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

Redemptions In-Kind
The Trust has elected to rely on the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Board of Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)
The portfolio securities of the Fund are generally valued at the last reported sale price on the principal exchange on which they were traded. In the case of the futures contracts held by the Fund, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, the Intercontinental Exchange, Inc. ("ICE") or other applicable exchange, depending on the exchange the contract trades on, typically as of 1:15 p.m., PST. Securities held by the Fund that have no reported last sale for any day that the Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Regardless of the method by which a security's value would otherwise be determined, if significant events affecting the security occur after the close of the exchange on which such security is traded, the Board of Trustees may determine in good faith the fair value of such security. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Board of Trustees determines that such valuation does not reflect fair value. The Fund may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

Taxation The Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate “regulated investment company” under the Code. The Fund has elected such treatment and has so qualified during its last fiscal period ended December 31, 2015. To continue to qualify for the tax treatment afforded a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute for each fiscal year at least 90% of its investment company taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code. Provided the Fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment company taxable income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Massachusetts income or excise taxation. The Fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts. The Fund's transactions in forward contracts, options and futures contracts and certain other transactions may be subject to special tax rules that, among other things, may affect the amount, timing and character of income recognized by the Fund and of distributions to shareholders and may cause the Fund to recognize income without receiving cash with which to make distributions. For example, unless the Fund is eligible to make and makes a special election, certain futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss. Dividends of net investment company taxable income (including net realized short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 39.6%. The current maximum federal individual tax rate applicable to net long-term capital gains is 20% for investments held longer than 12 months. Additionally, due to changes effective with the 2013 tax year, unmarried taxpayers and taxpayers filing married filed jointly, whose modified adjusted gross income is greater than $200,000 and $250,000, respectively, are subject to a 3.8% surtax on net investment income. Dividends declared by the Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year. A portion of the Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because the Fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualify for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction. For any fiscal year, the Fund may use the accounting practice called equalization in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of the Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. The use of equalization accounting by the Fund may affect the amount, timing and character of its distributions to shareholders. Substantially, the Trust income is earned in New Taiwan dollars (“NT$”) and Hong Kong dollars (“HKD”) and its expenses are partially paid in USD, NT$ and HKD. The cost and market value of securities, currency holdings and other assets and liabilities that are denominated in NT$ and HKD are reported in the accompanying financial statements after translation into USD at the end of the year. At December 31, 2015, the exchange rates to USD 1.00 were NT$ 32.862 and HKD 7.750. Currency translation gains or losses are included in the net realized gain (loss) on investments and foreign currency transactions and are a separate component of changes in net assets resulting from operations. The Fund is required to file information reports with the Internal Revenue Service (the "IRS") with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 28% on redemptions and other reportable payments made to non-exempt shareholders if they have not provided the Fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS, or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting. Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account. Upon the sale, exchange or redemption of its shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term if the shareholder’s holding period for the shares is more than 12 months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Reed Smith, LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Fund at rates up to 30% (subject to reduction under certain income tax treaties) and the Foreign Account Tax Compliance provisions of the recently-enacted Hiring Incentive to Restore Employment Act of 2010.

Capital Loss Carry forwards
Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carry forwards were the following as of December 31, 2015:

Capital Loss Carryforwards	Expiring 2017	Non-Expiring	Total
	$10,930,578	$1,385,739	$12,316,317

Yield Disclosure and Performance Information
The Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return
Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) or over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P (1+T)n = ERV

where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10- year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P (1+T)n = ATVD

where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P (1+T)n = ATVDR

where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates plus the new Medicare surtax which began on January 1, 2013, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

The average annual compounded rates of return, or total return, for the Fund for the following periods were:

	One Year Ended	Five Years Ended	Ten Years Ended
	December 31, 2015	December 31, 2015	December 31, 2015
Return Before Taxes	(7.05)%	(1.85)%	2.25%
Return After Taxes on Distributions	(7.79)%	(2.38)%	1.98%
Return After Taxes on Distributions and Sale of Fund Shares	(3.97)%	(1.62)%	1.63%
MSCI Golden Dragon Index (net of foreign withholding taxes)	(7.43)%	1.16%	6.79%

Effective June 12, 2011, the Fund changed its investment focus from the Republic of China ("Taiwan") to the Greater China region. Therefore, returns for periods prior to June 12, 2011 may not be representative of returns for future periods.

Comparisons
From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include, among others, the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal. In assessing any comparisons of total return, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

Miscellaneous Information Shareholders of Fund, who so request, may have their dividends paid out in cash. Dividends, if any will be paid out at least annually. The Trust is currently structured as a single fund; however, under the Trust's Amended and Restated Declaration of Trust (the "Declaration"), the Board of Trustees has the ability to establish multiple funds (commonly referred to as series) to be housed under the Trust.  In such a structure, the shares of each series would have access only to the securities held by such series and would be subject only to the liabilities of such series. Under Massachusetts law, shareholders in certain circumstances could be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote. As of April 4, 2016 the following shareholders, to the Fund’s knowledge, owned beneficially more than 5% of the Fund's outstanding shares, as noted:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Trust
Charles Schwab & Co, Inc.	205,088	18.85%
101 Montgomery St
San Francisco, CA 94104
State Street Bank and Trust Co.	125,809	11.56%
225 Franklin St
Boston, MA 02110
J.P. Morgan Chase Bank	85,312	7.84%
14201 Dallas Parkway
Dallas, TX 75254
National Financial Services, LLC	83,518	7.68%
200 Liberty St
One World Financial Center
New York, NY 10281
Ameritrade, Inc.	75,752	6.96%
P.O. Box 2226
Omaha, NE 68103
Merrill Lynch, Pierce, Fenner & Smith	72,211	6.64%
101 Hudson Street, 9th Floor
Jersey City, NJ 07302
Brown Brothers Harriman & Co.	59,441	5.46%
525 Washington Blvd
Jersey City, NJ 07310

As of the calendar year ended December 31, 2015, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Fund.

Financial Statements Prior to June 13, 2011, the Fund was operated under the name Taiwan Greater China Fund, at which time it was renamed the Shelton Greater China Fund. The audited financial statements for the fiscal year ended December 31, 2015 for the Fund as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2015 (the "Report") are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this statement of additional information should call or write the Fund to obtain a free copy.

Shelton Greater China Fund

FORM N-1A

PART C
OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust dated September 21, 2011 is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(b)	Amended and Restated By-Laws of the Registrant dated June 12th, 2011 is incorporated by reference to the Fund's registration statement filed on Form N-1A on August 4, 2011.

(c)	Inapplicable.

(d)	Management Agreement dated May 27, 2011 is incorporated by reference to the Fund's registration statement filed on Form N-1A on August 4, 2011.

(e)	Underwriting Agreement dated June 13, 2011 is incorporated by reference to the Fund's registration statement filed on Form N-1A on August 4, 2011.

(f)	Inapplicable.

(g)	Custodian Agreement between Shelton Greater China Fund and U.S Bank National Association is incorporated by reference to the Fund’s registration statement filed in Form N-1A on April 29, 2014.

(h)	Other Material Contracts

(1)	Form of Administration Agreement is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(2)	Form of Expense Cap Agreement is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(3)	Fund Services Agreement between Shelton Funds Trust and SCM Trust and Gemini Fund Services, LLC is incorporated by reference to the Fund’s registration statement filed on Form N-1A on April 29, 2014.

(i)	(1) Opinion and Consent of Counsel to the Registrant is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(2) Opinion and Consent of Local Counsel to the Registrant is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(j)	(1) Powers of Attorney incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement as filed on March 31, 2016.

(2) Independent Auditors Consent incorporated herein.

(k)	Inapplicable.

(l)	Inapplicable.

(m)	Inapplicable.

(n)	Inapplicable.

(o)	Reserved.

(p)	(1) Code of Ethics is incorporated by reference Post-Effective Amendment No. 3 to the Registration Statement as filed April 29, 2014.

Item 29. Persons Controlled by or under Common Control with Registrant.

As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 30. Indemnification.

The Fund is permitted by Massachusetts law and required by its Amended and Restated Declaration of Trust to indemnify any Trustee or officer of the Fund against all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof unless, (i) by reason of a final adjudication, the Trustee or officer was found to have engaged in willful misfeasance, bad faith gross negligence or reckless disregard of the duties involved in the conduct of his office, (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund; or (iii) in the event of a settlement involving payment by the Trustee or officer or other disposition not involving a final adjudication as described in (i) and (ii) above resulting in a payment by the Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct (a) by a vote of a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter), or (b) by written opinion of independent legal counsel. The Fund may pay the expenses described above in advance of the final disposition of any such legal action provided that the person receiving the payment undertakes to repay such amount if it is ultimately determined that he is not entitled to indemnification provided that either such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter) or an independent legal counsel in written opinion, shall determine, based upon review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

The Management Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations, Shelton Capital Management (the “Manager”) is entitled to indemnification from the Fund for any act or omission in the course of, or connected with, its rendering of services under the Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons, if any, of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933, as amended (the "Act"), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person, if any, of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, if any, in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

Shelton Capital Management a California limited partnership, is the Registrant's investment advisor. Shelton Capital Management has been engaged during the past two fiscal years as the investment advisor of the Shelton Funds (and its predecessors), a diversified, open-end management investment company, which comprises the following series: California Tax-Free Income Fund, Shelton Green Alpha Fund, U.S. Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, and Short-Term U.S. Government Bond Fund. The principal business address of Shelton Funds is 1050 17th Street, Suite 1710, Denver, Colorado, 80265.

The officer of Shelton Capital Management is Stephen C. Rogers. Mr. Rogers has also served as an officer of the Registrant since June 2011. Mr. Rogers was elected to the Board of Shelton Capital Management as Secretary and Trustee in August 1998, and was elected as Chairman of the Board in October 1999. For additional information, please see Part A of this Registration Statement.

Item 32. Principal Underwriters

RFS Partners is the principal underwriter, and in that capacity distributes the shares of the Fund. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

Item 33. Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are kept by Registrant's Shareholder Servicing and Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130.

Item 34. Management Services

All management-related service contracts are discussed in Part A or Part B of this Registration Statement.

Item 35. Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, the State of Colorado, on April 26, 2016.

Shelton Greater China Fund
 (Registrant)

By /s/ Stephen C. Rogers
Stephen C. Rogers, Chairman of the Board and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers	Chairman of the Board and Trustee	April 26, 2016
Stephen C. Rogers

/s/ Kevin T. Kogler*	Trustee	April 26, 2016
Kevin T. Kogler

/s/ Marco Quazzo*	Trustee	April 26, 2016
Marco Quazzo

/s/ Stephen H. Sutro*	Trustee	April 26, 2016
Stephen H. Sutro

*	Signed by Stephen C. Rogers pursuant to Powers of Attorney filed by Post-Effective Amendment No. 7 to the Registration Statement as filed on March 31, 2016.

Index to Exhibits

28(j)(2) Consent of Independent Public Accountants (Tait, Weller & Baker, LLP).